UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): November 16, 2005


                           AMERICAN EXPRESS COMPANY
            (Exact name of registrant as specified in its charter)



          New York                      1-7657                 13-4922250
-----------------------------  ------------------------    -------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
     of incorporation                                      Identification No.)
     or organization)


200 Vesey Street, World Financial Center
        New York, New York                                            10285
----------------------------------------                           ----------
(Address of principal executive offices)                           (Zip Code)


      Registrant's telephone number, including area code: (212) 640-2000

              ---------------------------------------------------
         (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]     Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

[  ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act
         (17 CFR 240.14a-12)

[  ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the
         Exchange Act (17 CFR 240.14d-2(b))

[  ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
         Exchange Act (17 CFR 240.13e-4(c))

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Item 7.01 Regulation FD Disclosure.

     On November 16, 2005, Kenneth I. Chenault, Chairman and Chief Executive Officer of American Express Company, delivered a presentation regarding American Express' business and strategies at the Merrill Lynch Banking and Financial Services Investor Conference. Information contained in such presentation is furnished herein in Exhibit 99.1. The presentation, together with certain additional materials, is also available at http://ir.americanexpress.com.


Exhibit

99.1 Information from presentation delivered November 16, 2005 by Kenneth I. Chenault.

                                   SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       AMERICAN EXPRESS COMPANY
                                       (REGISTRANT)

                                        By /s/ Stephen P. Norman
                                           --------------------------
                                           Name:  Stephen P. Norman
                                           Title: Secretary

DATE:   November 16, 2005

                                 EXHIBIT INDEX

Item No.                          Description
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99.1 Information from presentation delivered November 16, 2005 by Kenneth I. Chenault.